Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 1
TO
REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 to the REVOLVING CREDIT AGREEMENT (as defined below), dated as of February 2, 2011 (this “Amendment No. 1”), is entered into among THE SERVICEMASTER COMPANY (the “Parent Borrower”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Revolving Collateral Agent”) for the Lenders and as Issuing Bank and Swing Line Lender, the other Loan Parties party hereto and the Lenders party hereto (the “Lenders”), and amends the Revolving Credit Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Revolving Credit Agreement dated as of July 24, 2007 (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) was entered into among the Borrowers, the several lenders from time to time parties thereto, the Administrative Agent, the Revolving Collateral Agent and certain other parties thereto;

WHEREAS, the Borrowers have requested and certain Lenders have agreed to extend the maturity of their Revolving Loans and to reduce certain Commitments;

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Revolving Credit Agreement as provided for herein;

WHEREAS, subsection 10.1 of the Revolving Credit Agreement provides that the Revolving Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrowers, the Administrative Agent, the Revolving Collateral Agent, the Issuing Bank, the Swing Line Lender and the Lenders party hereto are willing to amend the Revolving Credit Agreement as and to the extent, and on the terms and subject to the conditions, set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE                     Amendments.

(a)           The following definitions shall be added in proper alphabetical sequence to subsection 1.1 of the Revolving Credit Agreement:

(i)            “Additional Commitment Lender”: as defined in subsection 2.8(a).

(ii)           “Amendment No. 1”:  that certain Amendment No. 1 to the Revolving Credit Agreement, which amends this Agreement, dated as of February 2, 2011, among the Borrowers, the Administrative Agent, the Revolving Collateral Agent, the Issuing Bank, the Swing Line Lender and the Lenders party thereto.

(iii)          “Amendment No. 1 Effective Date”:  February 2, 2011.

(iv)          “Existing Revolving Commitments”:  as defined in subsection 2.5(a).

(v)           “Existing Revolving Loans”:  as defined in subsection 2.5(a).

(vi)          “Existing Tranche”:  as defined in subsection 2.5(a).

(vii)         “Extended Maturity Date”:  as defined in subsection 2.5(a).

(viii)        “Extended Revolving Commitments”:  as defined in subsection 2.5(a).

(ix)           “Extended Revolving Loans”:  as defined in subsection 2.5(a).

(x)            “Extending Lender”:  as defined in subsection 2.5(b).

(xi)           “Extension Amendment”:  as defined in subsection 2.5(c).

(xii)          “Extension Date”:  as defined in subsection 2.5(d).

(xiii)         “Extension Election”:  as defined in subsection 2.5(b).

(xiv)        “Extension Request”:  as defined in subsection 2.5(a).

(xv)         “Increase Supplement”: as defined in subsection 2.8(b).

(xvi)        “Lender Joinder Agreement”: as defined in subsection 2.8(c).

(xvii)       “Specified Existing Revolving Commitment”:  as defined in subsection 2.5(a).

(xviii)      “Subsection 2.5 Additional Amendment”:  as defined in subsection 2.5(c).

(xix)         “Tranche A Revolving Commitment”:  as to any Lender, its obligation to make Tranche A Revolving Loans to, and/or make or participate in Swing Line Loans made to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Tranche A Revolving Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche A Revolving Commitment assigned to such Assignee pursuant to subsection 10.6(b) (in each case as such amount may be adjusted from time to time as provided herein):  collectively, as to all the Lenders, the “Tranche A Revolving Commitments”.  The amount of the aggregate Tranche A Revolving Commitments of the Lenders as of the Amendment No 1. Effective Date is $212,878,787.84.

(xx)          “Tranche A Revolving Commitment Period”:  the period from and including the Closing Date to but not including the Tranche A Maturity Date, or such earlier date as the Tranche A Revolving Commitments shall terminate as provided herein.

(xxi)         “Tranche A Revolving Lender”: each Lender with a Tranche A Revolving Commitment.

(xxii)        “Tranche A Revolving Loans”:  a Revolving Loan made by a Lender pursuant to such Lender’s Tranche A Revolving Commitment.

(xxiii)       “Tranche A Revolving Maturity Date”:  July 24, 2013.

(xxiv)       “Tranche B Revolving Commitment”:  as to any Lender, its obligation to make Tranche B Revolving Loans to, and/or make or participate in Swing Line Loans made to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Tranche B Revolving Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche B Revolving Commitment assigned to such Assignee pursuant to subsection 10.6(b) (in each case as such amount may be adjusted from time to time as provided herein):  collectively, as to all the Lenders, the “Tranche B Revolving Commitments”.  The amount of the aggregate Tranche B Revolving Commitments of the Lenders as of the Amendment No 1. Effective Date is $229,696,969.72.

(xxv)        “Tranche B Revolving Commitment Period”:  the period from and including the Closing Date to but not including the Tranche B Maturity Date, or such earlier date as the Tranche B Revolving Commitments shall terminate as provided herein.

(xxvi)       “Tranche B Revolving Lender”: each Lender with a Tranche B Revolving Commitment.

(xxvii)      “Tranche B Revolving Loans”:  a Revolving Loan made by a Lender pursuant to such Lender’s Tranche B Revolving Commitment.

(xxviii)     “Tranche B Revolving Maturity Date”:  July 24, 2014.

(b)           The following definitions are hereby amended and restated in their entirety as follows:

(i)            “Maturity Date”:  with respect to the Tranche A Revolving Loans and Tranche A Revolving Commitments, the Tranche A Maturity Date; with respect to the Tranche B Revolving Loans and Tranche B Revolving Commitments, the Tranche B Maturity Date; and with respect to Extended Revolving Loans and the corresponding Extended Revolving Commitments, the applicable Extended Maturity Date, if any.

(ii)           “Revolving Commitment”:  as to any Lender, its Tranche A Revolving Commitment, Tranche B Revolving Commitment and Extended Revolving Commitments, and the Tranche A Revolving Commitments, Tranche B Revolving Commitments

and Extended Revolving Commitments, collectively as to all the Lenders, the “Revolving Commitments”.

(iii)          “Revolving Commitment Period”:  as to any Tranche of Revolving Commitments, the period from and including the Closing Date to but not including the applicable Maturity Date therefor (it being understood that the applicable Maturity Date in respect of each of subsections 2.6(a), 2.6(b) and 2.7(a) shall be the Tranche B Revolving Maturity Date), or such earlier date as the Revolving Commitments shall terminate as provided herein.

(iv)          “Tranche”:  as applicable, each Tranche of Loans available hereunder, namely Tranche A Revolving Loans, Tranche B Revolving Loans, each Tranche of Extended Revolving Loans (if any are established pursuant to subsection 2.5) and Swing Line Loans or each Tranche of Commitments made hereunder, namely Tranche A Revolving Commitments, Tranche B Revolving Commitments, each Tranche of Extended Revolving Commitments (if any are established pursuant to subsection 2.5) and the Swing Line Commitment.

(c)           The definition of “Disqualified Stock” is hereby amended by inserting the words “Tranche B Revolving” immediately prior to the term “Maturity Date”.

(d)           The definition of “Excluded Taxes” is hereby amended by deleting the word “and” immediately prior to clause (c) and inserting “,” in lieu thereof and by inserting a new clause (d) after the words “Loan Document” at the end of the definition to read as follows:

“and (d) U.S. federal withholding Taxes imposed pursuant to current Section 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable)”

(e)           The definition of “Interest Period” is hereby amended by replacing clause (ii) of the proviso in its entirety as follows:

“(ii)         any Interest Period that would otherwise extend (A) in the case of Tranche A Revolving Loans, beyond the Tranche A Revolving Maturity Date shall end on the Tranche A Revolving Maturity Date, (B) in the case of Tranche B Revolving Loans, beyond the Tranche B Revolving Maturity Date shall end on the Tranche B Revolving Maturity Date and (C) in the case of any Extended Revolving Loans, beyond the applicable Extended Maturity Date therefore shall end on such Extended Maturity Date;”

(f)            Subsection 2.1(a) is hereby amended by inserting the word “applicable” immediately prior to the term “Revolving Commitment Period” in the first sentence of such subsection and inserting the following at the end of such subsection:

“For the avoidance of doubt, (i) all Borrowings of Revolving Loans prior to the Tranche A Revolving Maturity Date shall be made, and deemed to be made, ratably among the Tranche A Revolving Lenders, the Tranche B Revolving Lenders and, if any Extended Revolving Commitments are in effect at such time, the Extending

Lenders, (ii) all Borrowings of Revolving Loans prior to the Tranche B Revolving Maturity Date but on or after the Tranche A Revolving Maturity Date shall be made, and deemed to be made, ratably among the Tranche B Revolving Lenders and, if any Extended Revolving Commitments are in effect at such time, the Extending Lenders and (iii) all Borrowings of Revolving Loans on or after the Tranche B Revolving Maturity Date shall be made, and deemed to be made, ratably among the Extending Lenders, if any.”

(g)           Subsection 2.1(b) is hereby amended by inserting the word “applicable” immediately prior to the term “Maturity Date” and inserting the word “therefor” immediately following the term “Maturity Date”.

(h)           Subsection 2.1(c) is hereby amended by:

(i)            inserting the words “, or made in connection with Amendment No. 1 on or prior to the Amendment No. 1 Effective Date” immediately following the term “Closing Date” in the first place such term appears in such subsection,

(ii)           inserting the words “; provided that in the case of any such request made in connection with Amendment No. 1 or any Extension Amendment, such Lender shall return to the Parent Borrower any Revolving Note previously delivered to such Lender pursuant to this subsection 2.1(c)” at the end of the first sentence thereof, and

(iii)          replacing the term “Maturity Date” with the following:

“Tranche A Revolving Maturity Date (in the case of the Tranche A Revolving Credit Loans), the Tranche B Revolving Maturity Date (in the case of the Tranche B Revolving Credit Loans) or the applicable Extended Maturity Date (in the case of any Tranche of Extended Revolving Loans)”

(i)            Subsection 2.1 is hereby further amended by inserting the following new clauses (d) and (e) at the end of such subsection:

“(d)         Any “Revolving Loans” outstanding on the Amendment No. 1 Effective Date shall be continued as Revolving Loans hereunder; provided that after giving effect to Amendment No. 1, (x) each Tranche A Revolving Lender will be deemed to be holding such Revolving Loans as “Tranche A Revolving Loans” and (y) each Tranche B Revolving Lender will be deemed to be holding such Revolving Loans as “Tranche B Revolving Loans.”

(e)           Following the Amendment No. 1 Effective Date, with the consent of the Parent Borrower, any Tranche A Revolving Lender may elect to have all or a portion of its Tranche A Revolving Commitment deemed to be a Tranche B Revolving Commitment (or, if applicable after any Extension Amendment, an Extended Revolving Commitment) on any date (each date a “Designation Date”) prior to the Tranche A Revolving Maturity Date; provided that such Lender shall have provided written notice to the Parent Borrower and the Administrative Agent at least 10 Business Days prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its reasonable discretion).  Following a Designation Date, the Revolving Loans held by such Lender so elected to be extended will be deemed to be “Tranche B Revolving Loans” (or, if applicable after any Extension Amendment, “Extended Revolving Loans”), and any Revolving Loans held by such Lender not elected to be extended, if any, shall continue to be “Tranche A Revolving Loans.”“

(j)            Subsection 2.2(a) is hereby amended by inserting the word “applicable” immediately prior to the term “Revolving Commitment Period”.

(k)           Subsection 2.3 is hereby amended and restated in its entirety as follows:

“2.3         Termination or Reduction of Revolving Commitments.  The Parent Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Tranche A Revolving Commitments, the Tranche B Revolving Commitments or any Tranche of Extended Revolving Commitments or, from time to time, to reduce the amount of the Tranche A Revolving Commitments, the Tranche B Revolving Commitments or any Tranche of Extended Revolving Commitments, in each case pro rata among the Lenders of the applicable Tranche and otherwise subject to subsection 3.8(a); provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swing Line Loans made on the effective date thereof, the aggregate principal amount of the Revolving Loans and Swing Line Loans then outstanding (including, without limitation, in the case of Revolving Loans and Swing Line Loans then outstanding in any Designated Foreign Currency, the Dollar Equivalent of the aggregate principal amount thereof), when added to the sum of the then outstanding L/C Obligations, would exceed the Revolving Commitments then in effect and provided, further, that notwithstanding anything to the contrary in this Agreement, the Borrower may rescind or postpone any notice of termination of any Revolving Credit Commitments if such termination would have resulted from a refinancing of the Facility, which refinancing shall not be consummated or otherwise shall be delayed.  Any such reduction shall be in an amount equal to $10.0 million or a whole multiple of $1.0 million in excess thereof and shall reduce permanently the applicable Revolving Commitments then in effect.  The Tranche A Revolving Commitments shall terminate on the Tranche A Revolving Maturity Date, the Tranche B Revolving Commitments shall terminate on the Tranche B Revolving Maturity Date and each Tranche of Extended Revolving Commitments shall terminate on the applicable Extended Revolving Maturity Date.”

(l)            Subsection 2.4(a) is hereby amended by (i) inserting the word “applicable” immediately prior to the term “Maturity Date” in the first place that such term appears in such subsection, (ii) inserting the word “therefor” immediately following the term “Maturity Date” in the first place that such term appears in such subsection and (iii) inserting the words “Tranche B” immediately prior to the term “Maturity Date” in the second place that such term appears in such subsection.

(m)          Subsection 2.4(c) is hereby amended by replacing the word “and” immediately prior to the phrase “each Interest Period” with “,” and inserting the words “and whether such Loan is a Tranche A Revolving Loan, Tranche B Revolving Loan, an Extended Revolving Loan or a Swing Line Loan,” immediately prior to clause (ii) of such subsection.

(n)           Subsection 2.5 is hereby amended and restated as follows:

“2.5         Extension Amendments.

(a)           The Parent Borrower may at any time and from time to time request that all or a portion, including one or more Tranches, of the Revolving Commitments (including any Extended Revolving Commitments), each existing at the time of such request (each, an “Existing Revolving Commitment” and any related Revolving Loans thereunder, “Existing Revolving Loans”; each Existing Revolving Commitment and related Existing Revolving Loans together being referred to as an “Existing Tranche”) be converted to extend the termination date thereof and the scheduled maturity date(s) (each, an “Extended Maturity Date”) of any payment of principal with respect to all or a portion of any principal amount of Existing Revolving Loans related to such Existing Revolving Commitments (any such Existing Revolving Commitments which have been so extended, “Extended Revolving Commitments” and any related Existing Revolving Loans, “Extended Revolving Loans”) and to provide for other terms consistent with this subsection 2.5.  In order to establish any Extended Revolving Commitments, the Parent Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Tranche) (an “Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established, which terms shall be identical to those applicable to the Existing Revolving Commitments from which they are to be extended (the “Specified Existing Revolving Commitment”) except (x) all or any of the final maturity dates of such Extended Revolving Commitments may be delayed to later dates than the final maturity dates of the Specified Existing Revolving Commitments, (y) (A) the interest margins with respect to the Extended Revolving Commitments may be higher or lower than the interest margins for the Specified Existing Revolving Commitments and/or (B) additional fees may be payable to the Lenders providing such Extended Revolving Commitments in addition to or in lieu of any increased margins contemplated by the preceding clause (A) and (z) the Applicable Commitment Fee Percentage with respect to the Extended Revolving Commitments may be higher or lower than the Applicable Commitment Fee Percentage for the Specified Existing Revolving Commitment, in each case to the extent provided in the applicable Extension Amendment; provided that, notwithstanding anything to the contrary in this subsection 2.5 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of Loans with respect to any Revolving Commitments (including all Extended Revolving Commitments) shall be made on a pro rata basis with all other outstanding Revolving Commitments (including all Extended Revolving Commitments), (2) assignments and participations of Extended Revolving Commitments and Extended Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Commitments and the Revolving Loans related to such Revolving Commitments set forth in subsection 10.6 and (3) no termination of Extended Revolving Commitments and no repayment of Extended Revolving Loans accompanied by a corresponding permanent reduction in Extended

Revolving Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by an at least pro rata termination or permanent repayment (and corresponding permanent reduction), as applicable, of all earlier maturing Revolving Commitments (including Extended Revolving Commitments) and Revolving Loans (including Extended Revolving Loans) related to such earlier maturing Revolving Commitments (including Extended Revolving Commitments) (or all earlier maturing Revolving Commitments (including Extended Revolving Commitments) and Revolving Loans (including Extended Revolving Loans) related to such Revolving Commitments (including Extended Revolving Commitments) shall otherwise be or have been terminated and repaid in full).  No Lender shall have any obligation to agree to have any of its Existing Revolving Loans or Existing Revolving Commitments of any Existing Tranche converted into Extended Revolving Loans or Extended Revolving Commitments pursuant to any Extension Request.  Any Extended Revolving Commitments shall constitute a separate Tranche of Revolving Commitments from the Specified Existing Revolving Commitments and from any other Existing Revolving Commitments (together with any other Extended Revolving Commitments so established on such date).

(b)           The Parent Borrower shall provide the applicable Extension Request at least ten (10) Business Days prior to the date on which Lenders under the applicable Existing Tranche or Existing Tranches are requested to respond.  Any Lender (an “Extending Lender”) wishing to have all or a portion of its Specified Existing Revolving Commitments converted into Extended Revolving Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Specified Existing Revolving Commitments that it has elected to convert into Extended Revolving Commitments.  In the event that the aggregate amount of Specified Existing Revolving Commitments subject to Extension Elections exceeds the amount of Extended Revolving Commitments requested pursuant to the Extension Request, the Specified Existing Revolving Commitments subject to Extension Elections shall be converted to Extended Revolving Commitments on a pro rata basis based on the amount of Specified Existing Revolving Commitments included in each such Extension Election.  Notwithstanding the conversion of any Existing Revolving Commitment into an Extended Revolving Commitment, such Extended Revolving Commitment shall be treated identically to all Revolving Commitments for purposes of the obligations of a Lender in respect of Letters of Credit under subsection 2.6 and Swing Line Loans under subsection 2.7, except that the applicable Extension Amendment may provide that the maturity date for Swing Line Loans and/or Letters of Credit may be extended and the related obligations to make Swing Line Loans and issue Letters of Credit may be continued so long as the Swing Line Lender and/or the applicable Issuing Bank, as applicable, have consented to such extensions in their sole discretion (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c)           Extended Revolving Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which may include amendments to provisions related to maturity, interest margins or fees referenced in subsection 2.5(a) clauses (x) to (z) and which, except to the extent expressly contemplated by the penultimate sentence of this subsection 2.5(c), shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Revolving Commitments established thereby) executed by the Loan Parties, the Administrative Agent and the Extending Lenders.  No Extension Amendment shall provide for any tranche of Extended Revolving Commitments in an aggregate principal amount that is less than $25.0 million.  Notwithstanding anything to the contrary in this subsection 2.5 and without limiting the generality or applicability of subsection 10.1 to any Subsection 2.5 Additional Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Subsection 2.5 Additional Amendment”) to this Agreement and the other Loan Documents; provided that such Subsection 2.5 Additional Amendments do not become effective prior to the time that such Subsection 2.5 Additional Amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Revolving Commitments provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Subsection 2.5 Additional Amendments to become effective in accordance with subsection 10.1.  It is understood and agreed that each Lender that has consented to Amendment No. 1 hereby has consented for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this subsection 2.5 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Subsection 2.5 Additional Amendment.  In connection with any Extension Amendment, the Parent Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Extension Amendment, this Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby and (ii) to the effect that such Extension Amendment, including without limitation, the Extended Revolving Commitments provided for therein, does not conflict with or violate the terms and provisions of subsection 10.1 of this Agreement.

(d)           Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Existing Tranche is converted to extend the related scheduled maturity date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified Existing Revolving Commitments of each Extending Lender, the aggregate principal amount of such Specified Existing Revolving Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Commitments so converted by such Lender on such date, and such Extended Revolving Commitments shall be established as a separate Tranche of Revolving Commitments from the Specified Existing Revolving Commitments and from any other Existing Revolving Commitments (together with any other Extended Revolving Commitments so established on such date) and (B) if, on any Extension Date, any Revolving Loans of any Extending Lender are outstanding under the applicable Specified Revolving Commitments, such Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Loans (and related participations) and Existing Revolving Loans (and related participations) in the same proportion as such Extending Lender’s Specified Revolving Commitments to Extended Revolving Commitments so converted by such Lender on such date.”

(o)           Subsection 2.6(a)(i) is hereby amended and restated in its entirety as follows:

“(i)          Subject to the terms and conditions hereof, each Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 2.6(d)(i), agrees to issue letters of credit (the letters of credit issued on and after the Closing Date pursuant to this subsection 2.6, the “Letters of Credit”) for the account of the Borrowers on any Business Day during the Tranche B Revolving Commitment Period but in no event later than the 30th day prior to the Tranche B Revolving Maturity Date in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall not issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations in respect of Letters of Credit would exceed $75.0 million or (ii) the Aggregate Outstanding Revolving Credit of all the Lenders would exceed the Revolving Commitments of all the Lenders then in effect; provided, further, that (x) the Issuing Bank shall not issue any Letters of Credit in any L/C Designated Foreign Currency if, after giving effect to the making of such Letters of Credit, the sum of the Dollar Equivalent of the then outstanding Revolving Loans in Designated Foreign Currencies and the then outstanding L/C Obligations in respect of Letters of Credit denominated in any L/C Designated Foreign Currency would exceed $50.0 million and (y) the aggregate principal amount of Revolving Loans made to Foreign Subsidiary Borrowers and L/C Obligations in respect of Letters of Credit issued on behalf of Foreign Subsidiary Borrowers shall at no time exceed the Dollar Equivalent of $50.0 million (it being understood and agreed that the Administrative Agent shall calculate the Dollar Equivalent of the then outstanding Revolving Loans in any Designated Foreign Currency and, to the extent applicable, the then outstanding L/C Obligations in respect of any Letters of Credit denominated in any L/C Designated Foreign Currency on the date on which the Parent Borrower has given the Administrative Agent a notice of borrowing with respect to any Revolving Loan for purposes of determining compliance with this subsection 2.6).  Each Letter of Credit shall (i) be denominated in Dollars or any other L/C Designated Foreign Currency requested by the Parent Borrower and shall be either (A) a standby letter of credit issued to support obligations of the Parent Borrower or any of its Subsidiaries, contingent or otherwise, which finance the working capital and business needs of the Parent Borrower and its Subsidiaries incurred in the ordinary course of business (a “Standby Letter of Credit”) or (B) a commercial letter of credit in respect of the purchase of goods or services by Parent or any of its Subsidiaries in the ordinary course of business (a “Commercial Letter of Credit”), and (ii) unless otherwise agreed by the Issuing Bank, mature not more than twelve months after the date of issuance (automatically renewable annually thereafter or for such longer period of time as may be agreed by the relevant Issuing Bank) and, in any event, no later than five Business Days prior to the Tranche B Revolving Maturity Date (except to the extent cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the relevant Issuing Bank); provided that, subject to the foregoing clause (ii), if on the date that is five days prior to the Tranche A Revolving Maturity Date, the aggregate of the Tranche B Revolving Commitments and Extended Revolving Commitments of all the Lenders then in effect is less than the sum of the LC Obligations then outstanding (after giving effect to any maturity of any Letter of Credit on such date) plus the aggregate principal amount of all Tranche B Revolving Loans and Extended Revolving Loans then outstanding, then on such date the Administrative Agent will give notice to such effect to Parent Borrower and the Borrowers will, as soon as practicable but in any event within five Business Days of making such determination, first, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment), second, pay any Reimbursement Obligations then outstanding and, third, cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent, as shall be necessary to cause the aggregate of the Tranche B Revolving Commitments and Extended Revolving Commitments of all the Lenders then in effect to equal or exceed the sum of the LC Obligations then outstanding (after giving effect to any maturity of any Letter of Credit on such date) plus the aggregate principal amount of all Tranche B Revolving Loans and Extended Revolving Loans then outstanding.  Each Letter of Credit shall be deemed to constitute a utilization of the Revolving Commitments and shall be participated in (as more fully described in following subsections 2.6(d)(i) and 2.6(d)(iv)) by the Lenders in accordance with their respective Revolving Commitment Percentages.  All Letters of Credit shall be denominated in Dollars or in the respective L/C Designated Foreign Currency requested by the Parent Borrower on behalf of the applicable Borrower and shall be issued for the account of the applicable Borrower.”

(p)           Subsection 2.6(b)(i) is hereby amended by inserting the words “Tranche B” immediately prior to the term “Revolving Commitment Period” and inserting the words “Tranche B Revolving” immediately prior to the term “Maturity Date”.

(q)           Subsection 2.6(c) is hereby amended by (i) inserting the words “Tranche B Revolving” immediately prior to the term “Maturity Date” in each place it appears in such subsection and by inserting the words “Tranche B” immediately prior to the phrase “Revolving Commitments shall terminate” in each place it appears in such subsection.

(r)            Subsection 2.6(d) is hereby amended by inserting the following new clause (iv) at the end of such subsection:

“(iv)        For the avoidance of doubt, subject to subsection 3.15, on the Tranche A Revolving Maturity Date, the aggregate amount of participations in Letters of Credit held by Tranche A Revolving Lenders shall be deemed to be reallocated to the Tranche B Revolving Lenders and Extending Lenders, if any, so that participations of the Tranche B Revolving Lenders and Extending Lenders, if any, in outstanding Letters of Credit shall be in proportion to their respective Tranche B Revolving Commitments and Extended Revolving Commitments, as applicable; provided, however, there shall be no such reallocation of participations in Letters of Credit to Tranche B Revolving Lenders or Extending Lenders in the event the maturity of the Revolving Loans has been accelerated on or prior to the Tranche A Revolving Maturity Date and such acceleration has not been rescinded.”

(s)           Subsection 2.7(a) is hereby amended by inserting the words “Tranche B” immediately prior to the term “Revolving Commitment Period” and inserting the words “Tranche B Revolving” immediately prior to the term “Maturity Date”.

(t)            Subsection 2.7(b) is hereby amended by (i) inserting the words “, or made in connection with Amendment No. 1 on or prior to the Amendment No. 1 Effective Date” immediately following the term “Closing Date” in the first place such term appears in such subsection, (ii) inserting the words “; provided that, in the case of any request made in connection with Amendment No. 1, the Swing Line Lender shall return to the Parent Borrower any Swing Line Note previously delivered to the Swing Line Lender pursuant to this subsection 2.7(b)” at the end of the first sentence of such subsection and (iii) inserting the words “Tranche B Revolving” immediately prior to the term “Maturity Date” in the second sentence of such subsection.

(u)           Subsection 2.7(d) is hereby amended by (i) inserting the parenthetical “(other than a termination of the Tranche A Revolving Commitments on the Tranche A Revolving Maturity Date)” immediately following the words “terminate at any time” and (ii) inserting the parenthetical “(other than the Tranche A Maturity Date)” both immediately following the words “date on which the Revolving Commitments expire or terminate” and immediately following the words “date of termination or expiration of the Revolving Commitments”.

(v)           Subsection 2.7 is hereby further amended by inserting the following new clause (g) at the end of such subsection:

“(g)         For the avoidance of doubt and subject to subsection 3.15, on the Tranche A Revolving Maturity Date, the aggregate amount of participations in Swing Line Loans held by Tranche A Revolving Lenders shall be deemed to be reallocated to the Tranche B Revolving Lenders and Extending Lenders, if any, so that participations of the Tranche B Revolving Lenders and Extending Lenders, if any, in outstanding Swing Line Loans shall be in proportion to their respective Tranche B Revolving Commitments and Extended Revolving Commitments, as applicable; provided, however, there shall be no such reallocation of participations in Swing Line Loans to Tranche B Revolving Lenders or Extending Lenders in the event the maturity of the Revolving Loans has been accelerated on or prior to the Tranche A Revolving Maturity Date and such acceleration has not been rescinded.”

(w)          A new subsection 2.8 is hereby added to read in its entirety as follows:

“2.8         Commitment Increases.

(a)           On and after the Amendment No.1 Effective Date, the Parent Borrower has the right at any time and from time to time to (i) increase the Revolving Commitments of any Lender and/or (ii) add Revolving Commitments (“Additional Revolving Commitments”) under any then existing Tranche of Revolving Commitments (on the same terms thereof), of one or more financial institutions or other entities that will become

“Lenders” (each an “Additional Commitment Lender”), in each case subject only to the consent of such Lender that is increasing its Commitment or Additional Commitment Lender, as applicable, and, in the case of an increase pursuant to the foregoing clause (ii), the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided that after giving effect thereto the aggregate amount of all Revolving Commitments shall not exceed $500,000,000.

(b)           With respect to a Revolving Commitment increase pursuant to clause (a)(i) above, the Parent Borrower shall provide a supplement substantially in the form of Exhibit O hereto (the “Increase Supplement”) specifying the Revolving Commitment increase and the applicable Tranche, executed by each increasing Lender and the Parent Borrower which shall be delivered to the Administrative Agent for recording in the Register.

(c)           With respect to a Revolving Commitment increase pursuant to clause (a)(ii) above, the Parent Borrower shall provide a Lender Joinder Agreement substantially in the form of Exhibit P hereto (the “Lender Joinder Agreement”) specifying, among other things, the Revolving Commitment amount and the applicable Tranche, executed by the Additional Commitment Lender and the Parent Borrower and consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed), which shall be delivered together with any tax forms required pursuant to subsection 3.11(b) hereof to the Administrative Agent for its recording in the Register. Upon effectiveness of the Lender Joinder Agreement, each Additional Commitment Lender shall be a Tranche A Revolving Lender, Tranche B Revolving Lender or Extending Lender, as the case may be, and a Lender for all intents and purposes of the Revolving Credit Agreement.

(d)           Upon the effectiveness of the Increase Supplement or the Lender Joinder Agreement, as the case may be, outstanding Revolving Loans and/or participations in outstanding Swing Line Loans and/or L/C Obligations, as the case may be, shall be reallocated (and the increasing Lender or joining Additional Commitment Lender, as applicable, shall make appropriate payments representing principal, with the Parent Borrower making any necessary payments of accrued interest) so that after giving effect thereto the increasing Lender or the joining Additional Commitment Lender, as the case may be, and the other Lenders share ratably in the total Aggregate Outstanding Revolving Credit in accordance with the applicable Commitments.”

(x)            Subsection 3.2(a) is hereby amended by inserting the words “applicable” immediately prior to the term “Maturity Date”.

(y)           Subsection 3.2(b)(ii) is hereby amended by inserting the words “applicable” immediately prior to the term “Maturity Date”.

(z)            Subsection 3.3 is hereby amended by inserting the words “in any one Tranche” immediately after the phrase “15 Sets”.

(aa)         Subsection 3.4(a) is hereby amended and restated in its entirety as follows:

“(a)         Each of the Borrowers may at any time and from time to time prepay the Revolving Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account in whole or in part, subject to subsection 3.12, without premium or penalty, upon at least three Business Days’ irrevocable (subject to the proviso to the third following sentence) notice by the Parent Borrower to the Administrative Agent (in the case of Eurocurrency Loans outstanding in Dollars or any Designated Foreign Currency and Reimbursement Obligations outstanding in any Designated Foreign Currency) and at least one Business Day’s irrevocable (subject to the proviso to the third following sentence) notice by the Parent Borrower to the Administrative Agent (in the case of (x) ABR Loans other than Swing Line Loans and (y) Reimbursement Obligations outstanding in Dollars) or same day irrevocable (subject to the proviso to the third following sentence) notice by the Parent Borrower to the Administrative Agent (in the case of Swing Line Loans).  Such notice shall specify the identity of the prepaying Borrower, the date and amount of prepayment and whether the prepayment is (i) of Tranche A Revolving Loans, Tranche B Revolving Loans, Extended Revolving Loans or Swing Line Loans, or a combination thereof, and (ii) of Eurocurrency Loans, ABR Loans or a combination thereof and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations.  Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof.  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurocurrency Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 3.12, provided that, notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind or postpone any notice of prepayment under this subsection 3.4(a) if such prepayment would have resulted from a refinancing of the Facility, which refinancing shall not be consummated or shall otherwise be delayed.  Partial prepayments of the Revolving Loans and the Reimbursement Obligations pursuant to this subsection shall (unless the Parent Borrower otherwise directs) be applied, first, to payment of the Swing Line Loans then outstanding, second, to payment of the Tranche A Revolving Loans (if the prepayment is of Revolving Tranche A Loans in connection with a concomitant reduction in Revolving Credit Tranche A Commitments pursuant to subsection 2.3), Revolving Tranche B Loans (if the prepayment is of Revolving Tranche B Loans in connection with a concomitant reduction in Revolving Tranche B Commitments pursuant to subsection 2.3), a Tranche of Extended Revolving Loans (if the prepayment is of such Tranche of Extended Revolving Loans in connection with a concomitant reduction such Tranche of Extended Revolving Commitments pursuant to subsection 2.3), or Revolving Credit Loans on a pro rata basis (in all other circumstances), as applicable, in each case then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent; provided, further, that any pro rata calculations required to be made pursuant to this subsection 3.4(a) in respect to any Loan denominated in a Designated Foreign Currency shall be made on a Dollar Equivalent basis.  Partial prepayments pursuant to this subsection 3.4(a) shall be in whole multiples of $1.0 million (or, in the case of Eurocurrency Loans outstanding in any Designated Foreign Currency, the Dollar Equivalent of an aggregate principal amount of at least approximately $1.0 million); provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety.”

(bb)         Subsection 3.5(b) is hereby amended and restated in its entirety as follows:

“(b)         The Parent Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Lender, a commitment fee for the period from and including the first day of the Revolving Commitment Period to the Maturity Date of the applicable Revolving Commitment of such Lender, computed at the Applicable Commitment Fee Percentage on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December, and on the Maturity Date of the applicable Revolving Commitment, or such earlier date as a Tranche of a Revolving Commitment of such Lender shall terminate in full as provided herein, commencing on September 30, 2007 (it being understood that in the case of any such payment on a Maturity Date or date of termination of a Tranche of a Revolving Commitment, only the portion of the commitment fee attributable to the Revolving Commitment maturing or terminating on such date shall be paid).

(cc)         Subsection 3.8(a) is hereby amended by replacing “Each” at the beginning of such subsection with “Subject to the final sentence of this subsection 3.8(a), each”

(dd)         Subsection 3.8(a) is hereby further amended by inserting the following at the end of such subsection:

“Notwithstanding anything in this subsection 3.8(a) or subsection 10.7(a) to the contrary, (A) nothing in such subsections shall apply to, or restrict, (i) the payment in full of the Tranche A Revolving Loans on the Tranche A Revolving Maturity Date, (ii) the payment in full of the Tranche B Revolving Loans on the Tranche B Revolving Maturity Date, (iii) the payment in full of any Extended Revolving Loans on the applicable Extended Maturity Date, (iv) the payment of the commitment or other fee or interest applicable to any Tranche, (v) the reduction of Tranche B Revolving Commitments on the Amendment No.1 Effective Date as set forth in Amendment No.1 or (vi) the reduction or termination of any particular Tranche of Revolving Commitments, or the repayment accompanied by a corresponding permanent reduction of the related Revolving Loans thereunder, in each case on a non pro rata basis with respect to any other Tranche, so long as (x) such termination, reduction or repayment (and corresponding permanent reduction) is accompanied by an at least pro rata termination, reduction or repayment (and corresponding permanent reduction), as applicable, of all earlier maturing Revolving

Commitments (including Extended Revolving Commitments) and Revolving Loans (including Extended Revolving Loans) related to such Revolving Commitments (including Extended Revolving Commitments) or (y) all earlier maturing Revolving Commitments (including Extended Revolving Commitments) and Revolving Loans (including Extended Revolving Loans) related to such Revolving Commitments (including Extended Revolving Commitments) shall otherwise be or have been terminated and repaid in full and (B) in connection with the establishment on any date of any Extended Revolving Commitments pursuant to subsection 2.5, the Specified Existing Revolving Commitments of the Extending Lenders providing any such Extended Revolving Commitments on such date shall be reduced in an amount equal to the amount of the Specified Existing Revolving Commitments so extended on such date.”

(ee)         Subsection 10.1(d) is hereby amended and restated in its entirety as follows:

“(d)         Notwithstanding any provision herein to the contrary, (x) any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by subsection 10.17 with the written consent of the Agent party thereto and the Loan Party party thereto and (y) this Agreement may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by subsection 2.5 or subsection 2.8, subject (in the case of either such subsection 2.5 or 2.8) only to the consents required thereby.”

(ff)           Subsection 10.7(a) is hereby amended by replacing the word “If” at the beginning of such subsection with the words “Subject to the final sentence of subsection 3.8(a), if”.

(gg)         Schedule A to the Revolving Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this Amendment No. 1.

(hh)         A new Exhibit O (Increase Supplement) is hereby added to the Revolving Credit Agreement in the form attached to the Amendment No.1 as Exhibit A.

(ii)           A new Exhibit P (Lender Joinder Agreement) is hereby added to the Revolving Credit Agreement in the form attached to the Amendment No.1 as Exhibit B.

SECTION TWO                    Classification of Revolving Commitments and Revolving Loans; Certain Commitment Reductions; Etc.

(a)           Effective upon the Amendment No. 1 Effective Date (i) each Lender that, on or prior to the Amendment No.1 Effective Date, has executed and delivered to the Administrative Agent (or its counsel) a counterpart of this Amendment No. 1 and has elected thereon to extend the maturity date of all its Revolving Commitments and all its Revolving Loans shall be a Tranche B Revolving Lender under the Revolving Credit Agreement, and its Revolving Commitment and Revolving Loans shall be a Tranche B Revolving Commitment and Tranche B Revolving Loans thereunder, respectively, and (ii) each other Lender who has either delivered a counterpart to this Amendment No.1 without electing to extend all its Revolving Commitments and Revolving Loans or who has not consented to this Amendment No.1 shall be a Tranche A Revolving Lender under the Revolving Credit Agreement, and its Revolving Commitment and Revolving Loans shall be a Tranche A Revolving Commitment and Tranche A Revolving Loans thereunder, respectively.

(b)           Immediately after giving effect to this Amendment No.1, on the Amendment No. 1 Effective Date the amount of the Tranche B Revolving Commitment of each Tranche B Revolving Lender that has indicated its election to reduce its Tranche B Revolving Commitment on its signature page hereto is hereby reduced by 20% of the amount thereof immediately before giving effect to such reduction.  In connection with such reduction, the provisions of Section 2.3 of the Credit Agreement, including but not limited to as to notice from the Parent Borrower and minimum reduction amounts, are hereby waived.

(c)           The Administrative Agent is hereby authorized to (i) prepare Schedule A to the Revolving Credit Agreement, reflecting the Tranche A Revolving Commitments and Tranche B Revolving Commitments as of the Amendment No. 1 Effective Date after giving effect to the reallocation of Revolving Commitments pursuant to clause (a) above and the reduction of Tranche B Revolving Commitments pursuant to clause (b) above.

SECTION THREE                 Conditions to Effectiveness. This Amendment No. 1 shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 1 Effective Date”):

(i)            The Administrative Agent shall have received (a) a counterpart of this Amendment No. 1 executed by each of the Borrowers and (b) a counterpart of this Amendment No. 1 executed by a number of Lenders sufficient to constitute the Required Lenders; and

(ii)           The Administrative Agent shall have received a favorable written opinion of each of Debevoise & Plimpton LLP and Richards, Layton & Finger, PA, counsel to the Borrowers, addressed to the Administrative Agent, Revolving Collateral Agent and each Lender, dated the Amendment No. 1 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the Amendment No.1 Effective Date.

SECTION FOUR                   Representations and Warranties.  In order to induce the Lenders party hereto to enter into this Amendment No. 1, each Loan Party party hereto represents and warrants to each of the Lenders that as of the Amendment No. 1 Effective Date:

(a)           the execution, delivery and performance by such Loan Party of this Amendment No. 1 are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted

Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)           this Amendment No. 1 constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c)           no Default or Event of Default has occurred and is continuing; and

(d)           all of the representations and warranties in Section 4 of the Revolving Credit Agreement are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the date hereof as if made on the date hereof.

SECTION FIVE                     Acknowledgment and Consent.  Each of the Parent Borrower and each other Loan Party party hereto hereby acknowledges that it has reviewed the terms and provisions of the Revolving Credit Agreement and this Amendment No. 1 and consents to the amendments of the Revolving Credit Agreement effected pursuant to this Amendment No. 1.  Each of the Parent Borrower and each other Loan Party party hereto hereby confirms that each Loan Document to which it is a party and all of its Collateral encumbered thereby will continue to guarantee or secure, as the case may be, as and to the extent provided therein, the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each of the Parent Borrower and each other Loan Party party hereto acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect, and that all of its obligations thereunder shall be valid and enforceable, in accordance with the terms thereof, and shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1.

SECTION SIX                       Reference to and Effect on the Revolving Credit Agreement.  On and after giving effect to this Amendment No. 1, each reference in the Revolving Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Revolving Credit Agreement, and each reference in each of the Loan Documents to “the Revolving Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as amended by this Amendment No. 1.  The Revolving Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as an amendment of any provision of any of the Loan Documents.

SECTION SEVEN                 Costs and Expenses.  The Borrowers agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment No. 1 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION EIGHT                  Execution in Counterparts.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

SECTION NINE                    Governing Law.  THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION TEN                      Authorization to Enter into the Amendment No. 1.  By executing and delivering this Amendment No. 1, (i) the Required Lenders hereby authorize and direct the Administrative Agent and the Collateral Agent to execute and deliver this Amendment No. 1 and (ii) the Required Lenders hereby acknowledge and agree that the provisions of subsection 9.7 of the Revolving Credit Agreement will apply, mutatis mutandis, to the activities of the Administrative Agent and the Collateral Agent in connection with this Amendment No. 1.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

PARENT BORROWER:	THE SERVICEMASTER COMPANY

	By:	/s/ STEVEN J. MARTIN
Name: Steven J. Martin
Title: Senior Vice President & Chief Financial Officer

	By:	/s/ MARK W. PETERSON
Name: Mark W. Peterson
Title: Senior Vice President & Treasurer

SUBSIDIARY U.S. BORROWERS:	TRUGREEN LIMITED PARTNERSHIP

By: TRUGREEN, INC., its general partner

	By:	/s/ STEVEN J. MARTIN
Name: Steven J. Martin
Title: Senior Vice President

	By:	/s/ MARK W. PETERSON
Name: Mark W. Peterson
Title: Senior Vice President & Treasurer

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

By: TERMINIX INTERNATIONAL, INC., its general partner

	By:	/s/ STEVEN J. MARTIN
Name: Steven J. Martin
Title: Senior President

	By:	/s/ MARK W. PETERSON
Name: Mark W. Peterson
Title: Senior Vice President & Treasurer

AGENT:	CITIBANK, N.A., as Administrative Agent, Revolving Collateral Agent, Issuing Bank and Swing Line Lender

	By:	/s/ DAVID LELAND
Name: David Leland
Title: Vice President

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1):

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ DAVID NODA
Name: David Noda
Title: Senior Vice President and Manager

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1):

General Electric Capital Corporation

By:	/s/ REBECCA FORD
Name: Rebecca Ford
Title: Duly Authorized Signatory

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1):

MACQUARIE BANK LIMITED

By:	/s/ ANDREW DEINTON
Name: Andrew Deinton
Title: Associate Director

By:	/s/ MELANIE LINCOLN
Name: Melanie Lincoln
Title: Senior Manager

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1) and (ii) (A) elects to extend the maturity of all of the Revolving Commitments made and Revolving Loans held by it to the Tranche B Revolving Maturity Date and (B) if and only if it checks the box below, elects to reduce its newly converted Tranche B Revolving Loans as provided in Section Two (b) of Amendment No. 1:

BNP Paribas

By:	/s/ CECILE SCHERER
Name: Cecile Scherer
Title: Managing Director

By:	/s/ ANGELO MAIELLO
Name: Angelo Maiello
	Title:	Vice President
Financial Sponsors Credit Management

☒ Check this box only if you elect to reduce your Tranche B Revolving Commitment as provided in Section Two (b) of Amendment No. 1.

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1) and (ii) (A) elects to extend the maturity of all of the Revolving Commitments made and Revolving Loans held by it to the Tranche B Revolving Maturity Date and (B) if and only if it checks the box below, elects to reduce its newly converted Tranche B Revolving Loans as provided in Section Two (b) of Amendment No. 1:

CITIBANK, N.A.

By:	/s/ DAVID LELAND
Name: David Leland
Title: Vice President

☒ Check this box only if you elect to reduce your Tranche B Revolving Commitment as provided in Section Two (b) of Amendment No. 1.

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1) and (ii) (A) elects to extend the maturity of all of the Revolving Commitments made and Revolving Loans held by it to the Tranche B Revolving Maturity Date and (B) if and only if it checks the box below, elects to reduce its newly converted Tranche B Revolving Loans as provided in Section Two (b) of Amendment No. 1:

HSBC Bank USA National Association

By:	/s/ JASON FAQUA
Name: Jason Faqua
Title: Vice President

☒ Check this box only if you elect to reduce your Tranche B Revolving Commitment as provided in Section Two (b) of Amendment No. 1.

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1) and (ii) (A) elects to extend the maturity of all of the Revolving Commitments made and Revolving Loans held by it to the Tranche B Revolving Maturity Date and (B) if and only if it checks the box below, elects to reduce its newly converted Tranche B Revolving Loans as provided in Section Two (b) of Amendment No. 1:

JPMORGAN CHASE BANK, N.A.

By:	/s/ SARAH FREEDMAN
Name: Sarah Freedman
Title: Vice President

☒ Check this box only if you elect to reduce your Tranche B Revolving Commitment as provided in Section Two (b) of Amendment No. 1.

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1) and (ii) (A) elects to extend the maturity of all of the Revolving Commitments made and Revolving Loans held by it to the Tranche B Revolving Maturity Date and (B) if and only if it checks the box below, elects to reduce its newly converted Tranche B Revolving Loans as provided in Section Two (b) of Amendment No. 1:

NATIXIS

By:	/s/ GERARDO CANET
Name: Gerardo Canet
Title: Director

By:	/s/ HAROLD BIRK
Name: Harold Birk
Title: Managing Director

☒ Check this box only if you elect to reduce your Tranche B Revolving Commitment as provided in Section Two (b) of Amendment No. 1.

Signature Page to Amendment No. 1

The undersigned, an existing Lender under the Revolving Credit Agreement, (i) agrees, by executing this signature page, to the terms of Amendment No. 1 to Revolving Credit Agreement and the Revolving Credit Agreement (as amended by Amendment No. 1) and (ii) (A) elects to extend the maturity of all of the Revolving Commitments made and Revolving Loans held by it to the Tranche B Revolving Maturity Date and (B) if and only if it checks the box below, elects to reduce its newly converted Tranche B Revolving Loans as provided in Section Two (b) of Amendment No. 1:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ BRETT DELFINO
Name: Brett Delfino
Title: Executive Director

By:	/s/ IVAN RODRIGUEZ
Name: Ivan Rodriguez
Title: Executive Director

☒ Check this box only if you elect to reduce your Tranche B Revolving Commitment as provided in Section Two (b) of Amendment No. 1.

SCHEDULE A

Revolving Loan Commitments and Addresses

Name of Lender and Address for Notices	Tranche A Revolving Commitment	Tranche B Revolving Commitment
Bank of Tokyo-Mitsubishi UFJ Trust Company 1251 Avenue of the Americas, 12th Floor New York, New York 10020	$35,000,000.00	—
General Electric Capital Corporation 201 High Ridge Road Stamford, Connecticut 06927-5100	$35,000,000.00	—
Goldman Sachs Credit Partners L.P. 85 Broad Street, 27th Floor New York, New York 10004	$5,000,000	—
Macquarie Bank Ltd. 2 Penns Way Australia	$102,878,787.84	—
The Royal Bank of Scotland plc 101 Park Avenue, 11th Floor New York, New York 10178-1199	$35,000,000.00	—
BNP Paribas 787 Seventh Avenue, 32nd Floor New York, New York 10019	—	$56,000,000.00
Citibank, N.A. 320 Park Avenue, 30th Floor New York, New York 10043	—	$44,848,484.86
HSBC Bank USA, N.A. 452 Fifth Avenue, 28th Floor: Tax Dept. New York, New York 10018	—	$28,000,000.00
JPMorgan Chase Bank, N.A. 270 Park Avenue New York, New York 10017	—	$44,848,484.86
Natixis 1251 Avenue of the Americas, 34th Floor New York, New York 10020	—	$28,000,000.00
Cooeratieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch 245 Park Avenue New York, New York 10167	—	$28,000,000.00
Total:	$212,878,787.84	$229,696,969.72

EXHIBIT A

FORM OF INCREASE SUPPLEMENT

INCREASE SUPPLEMENT, dated as of                       ,           , to the Revolving Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Revolving Credit Agreement”), among The ServiceMaster Company (as “Parent Borrower”), the U.S. Subsidiary Borrowers (as defined therein) from time to time parties thereto, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto (together with the U.S. Subsidiary Borrowers and the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and Citibank, N.A. as administrative agent, issuing bank and swingline lender for the Lenders (the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement.

1.             Pursuant to Section 2.8 of the Revolving Credit Agreement, the Parent Borrower hereby proposes to increase (the “Increase”) the aggregate Commitments from [$              ] to [$              ].

2.             Each of the following Lenders (each, an “Increasing Lender”) has been invited by the Parent Borrower, and has agreed, subject to the terms hereof, to increase its Commitment as follows:

Name of Lender	[Trance A] [Tranche B] Revolving Commitment(1) (after giving effect hereto)
$
$
$

3.             Pursuant to Section 2.8 of the Revolving Credit Agreement, by execution and delivery of this Increase Supplement, each of the Increasing Lenders agrees and acknowledges that it shall have an aggregate Commitment in the amount equal to the amount set forth above next to its name.

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(1)                                  Relevant Extended Revolving Commitment to be added if applicable.

IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

The Increasing Lender:

[INCREASING LENDER]

By:
Name:
Title:

THE SERVICEMASTER COMPANY,
as Parent Borrower

By:
Name:
Title:

EXHIBIT B

FORM OF LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT, dated as of [                        ] (this “Lender Joinder Agreement”), by and among the bank or financial institution party hereto (the “Additional Commitment Lender”), THE SERVICEMASTER COMPANY, a Delaware corporation (the “Parent Borrower”) and CITIBANK, N.A., as administrative agent, issuing bank and swingline lender for the Lenders (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to the Revolving Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Revolving Credit Agreement”), among Parent Borrower, the U.S. Subsidiary Borrowers (as defined therein) from time to time parties thereto, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto (together with the U.S. Subsidiary Borrowers and the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent.  Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement; and

WHEREAS, subject to the terms and conditions of the Revolving Credit Agreement, the Parent Borrower may add Commitments of one or more Additional Commitment Lenders by entering into one or more Lender Joinder Agreements provided that after giving effect thereto the aggregate amount of all Commitments shall not exceed $500,000,000.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      The Additional Commitment Lender party hereto hereby agrees to commit to provide its respective Commitments as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Such Additional Commitment Lender (a) represents and warrants that it is legally authorized to enter into this Lender Joinder Agreement; (b) confirms that it has received a copy of the Revolving Credit Agreement and the Amendment No. 1, together with copies of the financial statements referred to in subsection 6.1 of the Revolving Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Joinder Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Revolving Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Revolving Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and representations of such Additional Commitment Lender as a Lender contained in subsection 9.6 of the Revolving Credit Agreement; and (f) agrees that it will be bound by the provisions of the Revolving Credit Agreement and will perform in accordance with the terms of the Revolving Credit Agreement all the obligations which by the terms of the Revolving Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to subsection 10.16 of the Revolving Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 3.11(b) of the Revolving Credit Agreement.

2.                                      The Additional Commitment Lender hereby agrees to make its Commitment on the following terms and conditions on the Effective Date set forth on Schedule A pertaining to such Additional Commitment Lender attached hereto:

1.                                       Additional Commitment Lender to Be a Lender.  Such Additional Commitment Lender acknowledges and agrees that upon its execution of this Lender Joinder Agreement that such Additional Commitment Lender shall on and as of the Effective Date set forth on Schedule A become a “Lender” and, as further indicated on Schedule A, either a Tranche A Revolving Lender, Tranche B Revolving Lender or Extending Lender, under, and for all purposes of, the Revolving Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender and a Tranche A Revolving Lender, Tranche B Revolving Lender or Extending Lender, as applicable, thereunder, and shall make available such amount to fund its ratable share of outstanding Loans on the Effective Date as the Administrative Agent may instruct.

2.                                       Certain Delivery Requirements.  Such Additional Commitment Lender has delivered or shall deliver herewith to the Parent Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Commitment Lender may be required to deliver to the Parent Borrower and the Administrative Agent pursuant to subsection 3.11 of the Revolving Credit Agreement.

3.                                       Revolving Credit Agreement Governs.  Except as set forth in this Lender Joinder Agreement, additional Commitments shall otherwise be subject to the provisions of the Revolving Credit Agreement and the other Loan Documents.

4.                                       Notice.  For purposes of the Revolving Credit Agreement, the initial notice address of such Additional Commitment Lender shall be as set forth below its signature below.

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5.                                       Recordation of the New Loans.  Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Commitments made by such Additional Commitment Lender in the Register.

6.                                       Amendment, Modification and Waiver.  This Lender Joinder Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

7.                                       Entire Agreement.  This Lender Joinder Agreement, the Revolving Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.                                       GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION..

9.                                       Severability.  Any provision of this Lender Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.                                 Counterparts.  This Lender Joinder Agreement may be executed in counterparts, including by facsimile or other electronic transmission, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Lender Joinder Agreement as of the date first above written.

[NAME OF ADDITIONAL COMMITMENT LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

CITIBANK, N.A.
Administrative Agent

By:
Name:
Title:

THE SERVICEMASTER COMPANY,
as Parent Borrower

By:
Name:
Title:

SCHEDULE A

COMMITMENTS

Additional Commitment Lender	[Tranche A] [Tranche B](2) Commitment	Principal Amount Committed	Aggregate Amount of All Commitments	Maturity Date
		$	$

Effective Date of Lender Joinder Agreement:

(2)                                  Relevant Extended Revolving Commitment to be added if applicable.